SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant Filed by a Party other than the Registrant	☒ ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

zulily, inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

To Be Held On May 14, 2015 at 10:00 A.M. Pacific Time

ZULILY, INC.

at the offices of Cooley LLP,

1700 Seventh Avenue, Suite 1900, Seattle, Washington 98101-1355

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This is not a ballot. You cannot use this notice to vote. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/4/15.

Please visit https://materials.proxyvote.com/989774, where the following materials are available for view:

— Notice of Annual Meeting of Stockholders — Proxy Statement — Form of Electronic Proxy Card — 2014 Annual Report
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting and information on requirements for meeting attendance may be found at http://investor.zulily.com/annuals-proxies.cfm.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

The Board of Directors recommends you vote “FOR” all of the following nominees:

1.  Nominees for Election for a Three-Year Term Expiring at the 2018 Annual Meeting:

    NOMINEES:     Mike Gupta

                             Youngme Moon

                             Spencer Rascoff

Please note that you cannot use this notice to vote by mail.

The Board of Directors recommends you vote “FOR” the following proposal:

2.   To ratify the selection of Deloitte & Touche LLP as zulily, inc.’s independent registered public accounting firm for the fiscal year ending January 3, 2016.

The Board of Directors recommends you vote “FOR” the following proposal:

3.   To approve, on an advisory basis, the compensation of zulily, inc.’s named executive officers as disclosed in the proxy statement.

The Board of Directors recommends you vote for “3 YEARS” on the following proposal:

4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of zulily, inc.’s named executive officers.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 14, 2015

ZULILY, INC.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 20, 2015
Date: May 14, 2015 Time: 10:00 AM PDT
Location: Offices of Cooley LLP
1700 Seventh Ave., Suite 1900 Seattle, Washington 98101-1355
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report        2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2015 to facilitate timely delivery.
— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors Nominees
01	Mike Gupta 02 Youngme Moon 03 Spencer Rascoff
The Board of Directors recommends you vote FOR the following proposal (s):
2	To ratify the selection of Deloitte & Touche LLP as zulily, inc.’s independent registered public accounting firm for the fiscal year ending January 3, 2016.
3	To approve, on an advisory basis, the compensation of zulily, inc.’s named executive officers as disclosed in the proxy statement.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
4	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of zulily, inc.’s named executive officers.

NOTE:

Director nominees for election to a three-year term expiring at the 2018 Annual Meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Voting Instructions